UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2025

NCR VOYIX CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

864 Spring Street NW
Atlanta, GA 30308
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (800) 225-5627

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VYX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 25, 2025, the Board of Directors (the “Board”) of NCR Voyix Corporation (the “Company”) increased the size of the Board to nine (9) directors and appointed Jeffrey S. Sloan to the Board, effective as of March 3, 2025, to serve until the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”) and until his successor is duly elected and qualified. The Board determined that Mr. Sloan is an independent director.

Mr. Sloan, age 57, brings more than thirty years of experience in the financial technology industry. He most recently served as chief executive officer of Global Payments Inc. (“Global Payments”), an international provider of payment processing and software solutions. Mr. Sloan joined Global Payments as president in 2010 and was chief executive officer from 2013 to 2023. Prior to joining Global Payments, Mr. Sloan was a partner and the worldwide head of the financial technology group in New York for Goldman, Sachs & Co.

There are no arrangements or understanding between Mr. Sloan and any other person pursuant to which Mr. Sloan was appointed to serve on the Company’s Board. There are no related party transactions in which the Company is a participant and in which Mr. Sloan or any members of Mr. Sloan’s immediate family have a material interest that are required to be reported under Item 404(a) of Regulation S-K.

Mr. Sloan will receive standard compensation for service as a non-employee director of the Company as described in the Company’s definitive proxy statement filed on April 17, 2024, including an annual cash retainer of $80,000 and a sign-on equity grant of $160,000 (in each case pro rated for the initial year of service).

A copy of the press release relating to this disclosure is furnished herewith as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits:
The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated February 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Voyix Corporation

By:	/s/ Kelli E. Sterrett
Kelli E. Sterrett
Executive Vice President, General Counsel and Secretary
Date: February 27, 2025